UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

SNAP INTERACTIVE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

320 West 37th Street, 13th Floor

New York, New York 10018

(212) 594-5050

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Snap Interactive, Inc. to be held on May 16, 2016 at the offices of Haynes and Boone, LLP located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112 at 9:00 a.m., Eastern Time.

Enclosed are the notice of meeting of stockholders and proxy statement, which describe the business that will be acted upon at the meeting, as well as our 2015 Annual Report, which includes our financial statements.

Your vote is very important, regardless of the number of shares of common stock you own. To vote your shares of common stock, you may use the enclosed proxy card or attend the meeting and vote in person. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your stock not being eligible to be voted by proxy at the meeting. On behalf of the Board of Directors, I urge you to complete, sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Alexander Harrington
Alexander Harrington
Chief Executive Officer and Chief Financial Officer

SNAP INTERACTIVE, INC.

320 West 37th Street, 13th Floor

New York, New York 10018

(212) 594-5050

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 16, 2016

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Snap Interactive, Inc., a Delaware corporation (the “Company”), will be held on Monday, May 16, 2016 at 9:00 a.m., Eastern Time, at the offices of Haynes and Boone, LLP located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112 for the following purposes:

(1)	to elect five directors to serve until the 2017 Annual Meeting of Stockholders or until their successors are elected and qualified;

(2)	to approve the Snap Interactive, Inc. 2016 Long-Term Incentive Plan;

(3)	to hold an advisory vote to approve executive compensation;

(4)

to adopt an amendment to our Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance to 500,000,000 and make certain clarifying changes concerning the extent to which the Board of Directors may fix the rights and preferences of shares of preferred stock;

(5)	to ratify the appointment of Marcum LLP as our independent registered public accounting firm; and

(6)	to transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, our Board of Directors has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. Our Board of Directors recommends that at the Annual Meeting you vote “FOR” proposals 1, 2, 3, 4 and 5.

The Board of Directors has fixed 5:00 p.m., Eastern Time, on March 28, 2016 as the record date (the “Record Date”). Only holders of shares of common stock of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting.  A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the headquarters of the Company during regular business hours for the ten calendar days prior to the Annual Meeting.  The list will also be available during the Annual Meeting for inspection by stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON MAY 16, 2016:

Our Proxy Statement and 2015 Annual Report are available at:

http://www.snap-interactive.com/investor-relations/annual-reports/

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your stock is registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your stock will be represented at the Annual Meeting.

If your stock is held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your stock not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors

/s/ Alexander Harrington
Alexander Harrington
Chief Executive Officer and Chief Financial Officer

New York, New York

April 11, 2016

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1

PROPOSAL 1: ELECTION OF DIRECTORS	6
Directors and Director Nominees	6
Meetings of the Board of Directors and Committees	8
Report of the Audit Committee	9
Involvement in Certain Legal Proceedings	10
Board Leadership Structure and Role in Risk Oversight	10
Director Independence	10
Certain Relationships and Related Party Transactions	11
Code of Ethics	12
Communications with the Board of Directors	12

DIRECTOR COMPENSATION	13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	15

EXECUTIVE COMPENSATION	16
Executive Compensation	16
Summary Compensation Table	19
Narrative Disclosure Regarding Summary Compensation Table	19
Outstanding Equity Awards at Fiscal Year End Table	20
Equity Compensation Plan Information	21

PROPOSAL 2: THE APPROVAL OF THE SNAP INTERACTIVE, INC. 2016 LONG-TERM INCENTIVE PLAN	22
Prior Incentive Plans	22
Description of the 2016 Plan	22
Federal Income Tax Consequences	26
New Plan Benefits	28
Vote Required	28

PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	29
Vote Required	29

PROPOSAL 4: THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE AND CLARIFY THE RIGHTS OF THE BOARD OF DIRECTORS WITH RESPECT TO THE ISSUANCE OF PREFERRED STOCK	30
Reasons for the Amendment	30
Anti-Takeover Effects of the Proposed Amendment	30
Vote Required	30

PROPOSAL 5: THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
Change of Independent Registered Public Accounting Firm	31
Vote Required	31

PRINCIPAL ACCOUNTANT FEES AND SERVICES	32
Fees Paid to Independent Registered Public Accounting Firm	32
Approval of Independent Registered Public Accounting Firm Services and Fees	32

OTHER BUSINESS	33
INCORPORATION BY REFERENCE	33

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS	33

APPENDIX A — SNAP INTERACTIVE, INC. 2016 LONG-TERM INCENTIVE PLAN	A-1
APPENDIX B — FORM OF CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION	B-1

PRELIMINARY COPY

320 West 37th Street, 13th Floor

New York, New York 10018

(212) 594-5050

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 16, 2016

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “our company,” the “Company” or “Snap Interactive” refer to Snap Interactive, Inc., a Delaware corporation, and its subsidiary on a consolidated basis.

The accompanying proxy is solicited by the Board of Directors on behalf of Snap Interactive, Inc., a Delaware corporation, to be voted at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on May 16, 2016, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated April 11, 2016 and are expected to be first sent or given to stockholders on or about April 13, 2016.

The executive offices of the Company are located at, and the mailing address of the Company is, 320 West 37th Street, 13th Floor, New York, New York 10018.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON MAY 16, 2016:

Our Proxy Statement and 2015 Annual Report are available at:

http://www.snap-interactive.com/investor-relations/annual-reports/

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”  If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your stock in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

1

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	to elect five directors to serve until the 2017 Annual Meeting of Stockholders or until their successors are elected and qualified;

(2)	to approve the Snap Interactive, Inc. 2016 Long-Term Incentive Plan (the “2016 Plan”);

(3)	to hold an advisory vote to approve executive compensation;

(4)

to adopt an amendment to our Certificate of Incorporation to increase the total number of shares of common stock authorized for issuance to 500,000,000 and make certain clarifying changes concerning the extent to which the Board of Directors may fix the rights and preferences of shares of preferred stock (the “Charter Amendment”);

(5)	to ratify the appointment of Marcum LLP as our independent registered public accounting firm; and

(6)	to transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Also, management will be available to respond to questions from stockholders.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, SEC rules allow us to send only one Proxy Statement to that address, unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate proxy statement in the future, he or she may contact us at, Snap Interactive, Inc., 320 West 37th Street, 13th Floor, New York, New York 10018, Attn: Investor Relations or by calling (212) 594-5050 and asking for Investor Relations. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, the Company may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold stock. Similarly, if you are a stockholder of record and hold stock in a brokerage account, you will receive a proxy card for stock held in your name and a voting instruction card for stock held in “street name.”  See “What is the difference between a stockholder of record and a “street name” holder?”  Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your stock is voted.

What is the record date and what does it mean?

The record date determines the stockholders that are entitled to notice of, and to vote at, the Annual Meeting. The record date for the Annual Meeting is 5:00 p.m., Eastern Time, on March 28, 2016 (the “Record Date”). The Record Date was established by the Board of Directors as required by Delaware law. As of the Record Date, 50,017,826 shares of our common stock were issued and outstanding, including 10,325,000 shares of unvested restricted stock.

Who is entitled to vote at the Annual Meeting?

Only the holders of common stock at 5:00 p.m., Eastern Time, on the Record Date may vote at the Annual Meeting.

2

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting. Neither the Company’s Certificate of Incorporation, as amended, nor its Amended and Restated By-Laws, as amended (the “By-Laws”), allow for cumulative voting rights.

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders present in person or by proxy and entitled to vote at the Annual Meeting may adjourn the Annual Meeting from time to time until a quorum is present or represented, but no business may be transacted at any adjourned meeting except which could have been lawfully transacted had the meeting not been adjourned.

What is the difference between a stockholder of record and a “street name” holder?

If your stock is registered directly in your name with Corporate Stock Transfer, Inc., the Company’s transfer agent, you are considered the stockholder of record with respect to that stock. The Proxy Statement and proxy card have been sent directly to you by the Company’s transfer agent.

If your stock is held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of that stock.  You are considered the beneficial owner of that stock, and your stock is held in “street name.” The Proxy Statement has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your stock by using the voting instructions it included in the mailing or by following its instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding stock for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.  In the absence of specific instructions from you, your broker does not have discretionary authority to vote your stock with respect to the election of directors to our Board of Directors (Proposal 1), the 2016 Plan (Proposal 2), the advisory vote to approve executive compensation (Proposal 3) or the Charter Amendment (Proposal 4).  Your broker does have discretionary authority to vote your stock for the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm (Proposal 5).

How do I vote my stock?

If you are a record holder, you may vote your common stock at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you must mark, sign, date and promptly return the proxy card in the enclosed postage-paid envelope.

The proxy card is fairly simple to complete, with specific instructions on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board of Directors has appointed Wilmary Soto-Guignet and James Supple to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete the entire proxy card except for one or more of the voting instructions, then the designated proxies will vote your stock as follows for each proposal for which you provide no voting instructions: “FOR” the election of the Director Nominees (as defined herein), “FOR” the 2016 Plan, “FOR” the advisory vote to approve executive compensation, “FOR” the Charter Amendment and “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your stock in accordance with applicable law and their judgment.

If you hold some or all of your stock in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions for the stock together with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote the stock. If you complete the voting instruction card except one or more of the voting instructions, then your broker may be unable to vote your stock with respect to the proposal as to which you provide no voting instructions.  See “What is a broker non-vote?”  Alternatively, if you want to vote your stock in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held stock in person at the Annual Meeting.

3

Who counts the votes?

All votes will be tabulated by Corporate Stock Transfer, Inc., the inspector of election appointed for the Annual Meeting, or its substitute.  Votes for each proposal will be tabulated separately.

Can I vote my stock in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your stock at the meeting by completing a ballot at the Annual Meeting.

If you hold your stock in “street name,” you may vote your stock in person only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the stock.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

In the election of directors, you may vote for the Director Nominees or you may withhold your vote as to the Director Nominees.  With respect to the 2016 Plan, the advisory vote to approve executive compensation, the Charter Amendment and the ratification of the appointment of Marcum LLP as our independent registered public accounting firm, you may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the Board of Directors’ recommendations on how I should vote my stock?

The Board of Directors recommends that you vote your stock as follows:

Proposal 1 – “FOR” the election of the Director Nominees.

Proposal 2 – “FOR” the 2016 Plan.

Proposal 3 – “FOR” the advisory vote to approve executive compensation.

Proposal 4 – “FOR” the Charter Amendment.

Proposal 5 – “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm.

What if I do not specify how I want my stock voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your stock on the proposals, the proxies will vote your stock for each proposal as to which you provide no voting instructions in the following manner:

Proposal 1 – “FOR” the election of the Director Nominees.

Proposal 2 – “FOR” the 2016 Plan.

Proposal 3 – “FOR” the advisory vote to approve executive compensation.

Proposal 4 – “FOR” the Charter Amendment.

Proposal 5 – “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote that stock, except with respect to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm.  See “What is a broker non-vote?”

4

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy by any of the following means:

●	attending the Annual Meeting and voting your stock by ballot in person at the Annual Meeting;

●	completing and submitting a new valid proxy bearing a later date; or

●	giving written notice of revocation to the Company addressed to the Company’s Chief Executive Officer and Chief Financial Officer at the Company’s address above, which notice must be received before noon, Eastern Time, on May 13, 2016.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the Director Nominees that receive the most votes from the holders of the shares of our common stock for their election will be elected (Proposal 1).

The approval of the 2016 Plan (Proposal 2), the approval of the advisory vote to approve executive compensation (Proposal 3), the approval of the Charter Amendment (Proposal 4) and the ratification of the appointment of Marcum LLP as our independent registered public accounting firm (Proposal 5) require the affirmative vote, in person or by proxy, of the majority of votes cast for or against such proposals at the Annual Meeting.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect upon any of the proposals to be voted upon at the Annual Meeting.

Broker non-votes will be included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting.  If you hold your stock in “street name” and you do not instruct your bank or broker how to vote in the election of directors (Proposal 1), the approval of the 2016 Plan (Proposal 2), the approval of the advisory vote to approve executive compensation (Proposal 3) or the approval of the Charter Amendment (Proposal 4), no votes will be cast on your behalf. Your bank or broker will, however, have discretion to vote your stock with respect to the ratification of the appointment of Marcum LLP as our independent registered public accounting firm (Proposal 5).

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board of Directors is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies may be solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the stock represented by the proxies held by them in accordance with applicable law and their discretion on such matters.

Where can I find voting results?

The Company expects to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Investor Relations at IR@snap-interactive.com.

5

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors has nominated five directors, Neil Foster, Dr. Steven Fox, Alexander Harrington, Judy Krandel and Clifford Lerner, for election at the Annual Meeting by the stockholders (the “Director Nominees”).

The number of members of our Board of Directors may be fixed from time to time by the majority of the entire Board of Directors and currently consists of five directors. Each member of our Board of Directors will remain in office until the Annual Meeting.  Each director that is elected at a future annual meeting of stockholders, and each director that is elected to fill a vacancy or newly created directorship, shall hold a term of office that expires at the next annual meeting of stockholders and until his or her successor has been elected and qualified.  The Board of Directors has nominated each Director Nominee for election as a director to serve for a term expiring at the annual meeting of stockholders to be held in 2017 or until his or her respective successor is elected and qualified.

To be elected as a director, the Director Nominees must receive a plurality of the votes cast by the stockholders entitled to vote for the election of directors.  Should the Director Nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate. The Director Nominees have each expressed an intention to serve the entire term for which election is sought.

Directors and Director Nominees

The following table sets forth the name, age and position of our directors currently serving on our Board of Directors and the Director Nominees as of March 28, 2016:

Name	Age	Positions

Neil Foster	53	Director

Dr. Steven Fox	62	Director

Alexander Harrington	44	Director, Chief Executive Officer and Chief Financial Officer

Judy Krandel	50	Director

Clifford Lerner	38	Chairman of the Board of Directors and President of The Grade (former President and Chief Executive Officer)

When considering whether the Director Nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focused primarily on the information discussed in the directors’ individual biographies set forth below.

Neil Foster was appointed as a member of our Board of Directors in December 2015. Before joining the Company, Mr. Foster served as Executive Vice President-Operations of Take-Two Interactive Software, Inc., a leading global developer and publisher of console and personal computer video games from 2013 to 2015. Previously, Mr. Foster held a number of roles in the recorded music business, most recently as Executive Vice President-Finance & Operations for Sony Music Entertainment, where he oversaw the financial and operational management of Columbia Records and Epic Records. Mr. Foster’s early career included positions at McKinsey & Company, Inc. and Pricewaterhouse Coopers. He holds an MBA from the Harvard Business School and a B.Comm. from the University of Toronto.

Through Mr. Foster’s substantial executive experience in strategic, operational, financial and corporate development roles, Mr. Foster provides our Board of Directors with extensive business and leadership experience.

Dr. Steven Fox was appointed as a member of our Board of Directors in May 2015. Dr. Fox has served as the Chairman of the Board of The Rebel Group Inc., a private import and export company, since 1998. Dr. Fox is also a practicing dentist located in New York City, a fellow in the American College of Dentistry and a fellow in the International College of Dentistry. He is a former faculty member of the Harvard University School of Dental Medicine, New York University and a former officer of Harvard University. From 1992 until 2000, Dr. Fox served as the founder, Chief Executive Officer and Chairman of the Board of Directors of Enamelon, Inc., a publicly traded oral care product company. Dr. Fox received the Ernst and Young Entrepreneur of the Year award in 1999.

Through his experience managing the growth of an emerging public company, Dr. Fox provides our Board of Directors with extensive insight and expertise in managing and growing our business.

6

Alexander Harrington is our Chief Executive Officer and Chief Financial Officer and a member of our Board of Directors.  Mr. Harrington also acts as our President. Mr. Harrington was appointed as our Chief Executive Officer in October 2015 and assumed the role of our Chief Financial Officer in March 2014. Mr. Harrington also served as our Chief Operating Officer from February 2014 until his appointment as our Chief Executive Officer in October 2015. In June 2014, Mr. Harrington was also appointed to our Board of Directors. Mr. Harrington previously served as Chief Executive Officer of MeetMoi from June 2009 to November 2013, a social dating mobile platform, prior to the sale of MeetMoi to Match.com, LLC.   Prior to that, Mr. Harrington served as the Senior Vice President of Strategy and Operations for Zagat Survey from 2004 to 2008, where he oversaw a transformation of the digital business which ultimately culminated in the company’s sale to Google Inc.  In prior roles, Mr. Harrington served as the Senior Director of New Business Development at Sony BMG Entertainment and as an associate and analyst in investment banking at The Beacon Group and Smith Barney, respectively. Mr. Harrington holds a Master of Business Administration degree from the Wharton School at the University of Pennsylvania and a Bachelor’s degree in History from Williams College.

Through his service as our Chief Executive Officer and Chief Financial Officer, as well as his previous industry experience, Mr. Harrington provides our Board of Directors with valuable business and executive leadership experience.

Judy Krandel was appointed as a member of our Board of Directors in March 2016. Ms. Krandel has served as a Portfolio Manager for the Juniper Public Fund since 2011. Previously, Ms. Krandel was a Portfolio Manager at Alpine Woods where she managed portions of two long/short equity hedge funds. From 2001 to 2009, Ms. Krandel was a Portfolio Manager at First New York Securities, LLC where her experience included founding and co-managing a domestic long short small cap hedge fund. Ms. Krandel has been engaged in public equity research and investing since 1992, starting with Fred Alger Management, followed by positions at Delaware Management and Kern Capital Management. Ms. Krandel received her B.S. from the Wharton School of Business and her M.B.A. from the University of Chicago.

Through her substantial experience in analyzing small cap companies, Ms. Krandel provides our Board of Directors with extensive knowledge and experience in finance and investing.

Clifford Lerner is our President of The Grade and Chairman of our Board of Directors. Mr. Lerner previously served as our President and Chief Executive Officer from the Company’s founding in 2005 until October 2015 and served as our principal financial officer and principal accounting officer from 2005 to October 2011.  He has also served on our Board of Directors since 2005.  Prior to joining us in 2005, Mr. Lerner spent his professional career from 2000 to 2005 at Lehman Brothers Inc. as an Analyst in its Equities division. Mr. Lerner worked as an Analyst in the Product Management Group where his duties included, among other things, coordinating the morning and afternoon equity research calls. Mr. Lerner has a strong knowledge and understanding of the online dating industry and has managed the development and growth for all of our applications and websites since their inception. Mr. Lerner received a Bachelor’s degree in Applied Economics and Business Management from Cornell University.

Through his prior service on our Board of Directors and as our President of The Grade, Mr. Lerner possesses knowledge and experience in the online dating industry that aids him in efficiently and effectively identifying and executing our business strategies.

Each of our Director Nominees is currently serving on our Board of Directors.  There are no agreements or understandings between our directors, executive officers or any other person pursuant to which they were selected as a director or executive officer. In addition, there are no family relationships between our directors and any of our executive officers.

The Board of Directors recommends that you vote “FOR” the Director Nominees.

7

Meetings of the Board of Directors and Committees

The Board of Directors held two meetings in 2015. We have not adopted a formal policy regarding director attendance at our annual stockholder meetings; however, we encourage members of the Board of Directors to attend such meetings. Alexander Harrington and Clifford Lerner, our only directors at the time of our 2015 annual meeting of stockholders, each attended the annual meeting.

Audit Committee

We currently do not have an audit committee and our Board of Directors has historically performed the principal functions of an audit committee. In light of the recent additions of Mr. Foster, Dr. Fox and Ms. Krandel to our Board of Directors, we plan on designating an audit committee consisting of Mr. Foster, Dr. Fox and Ms. Krandel during the remainder of 2016. Our Board of Directors has determined that Mr. Foster, Dr. Fox and Ms. Krandel are independent under NASDAQ listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board of Directors has also determined that each proposed member of our planned audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board of Directors has examined each audit committee member’s scope of experience and the nature of their current and prior employment.

We expect that the functions of the planned audit committee will include:

●	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	helping to ensure the independence and performance of the independent registered public accounting firm;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing our policies on risk assessment and risk management;

●	reviewing related party transactions;

●	obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

Our Board of Directors has not made a determination as to whether any of its members qualifies as an audit committee financial expert.  Upon the establishment of a formal audit committee, our Board of Directors will determine whether any of its members qualify as an audit committee financial expert.

Until a formal audit committee is established, our Board of Directors will continue to perform the principal functions of an audit committee.

Compensation Committee

We currently do not have a compensation committee and our Board of Directors performs the principal functions of a compensation committee.  We plan on designating a compensation committee consisting of Mr. Foster, Dr. Fox and Ms. Krandel during the remainder of 2016. Our Board of Directors has determined that Mr. Foster, Dr. Fox and Ms. Krandel are independent under NASDAQ listing standards, “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and “outside directors” as that term is defined in Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended.

We expect that the functions of the planned compensation committee will include:

●	reviewing and approving, or recommending that our Board of Directors approve, the compensation of our executive officers;

●	reviewing and recommending that our Board of Directors approve the compensation of our directors;

●	reviewing and approving, or recommending that our Board of Directors approve, the terms of compensatory arrangements with our executive officers;

8

●	administering our stock and equity incentive plans;

●	selecting independent compensation consultants and assessing conflicts of interest with compensation advisers;

●	reviewing and approving, or recommending that our Board of Directors approve, incentive compensation and equity plans; and

●	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

Until a formal compensation committee is established, our Board of Directors will continue to review all forms of compensation provided to our executive officers, directors, consultants and employees.

Nominating and Corporate Governance Committee

We currently do not have a nominating and corporate governance committee and our Board of Directors performs the principal functions of a nominating and corporate governance committee.  We have elected not to have a nominating committee because we do not believe one has been necessary or cost efficient for a company of our size and we do not expect to establish a nominating committee in the foreseeable future.

Generally, director nominees are identified and suggested by our directors or management using their business networks.  The Board of Directors will also consider director nominees put forward by stockholders.  Our By-Laws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Annual Meeting. To recommend a nominee for election to the Board of Directors, a stockholder must submit his or her recommendation to the Corporate Secretary at the address appearing on the first page of this proxy statement. Such nomination must satisfy the notice, information and consent requirements set forth in our By-Laws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” included herein. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees that is specified in our By-Laws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

The Board of Directors does not have any specific minimum qualifications that director nominees must have in order to be considered to serve on the Board of Directors.  However, the Board of Directors does take into consideration areas of expertise that director nominees may be able to offer, including professional experience, knowledge, abilities and industry knowledge or expertise.  The Board of Directors also considers their potential contribution to the overall composition and diversity of the Board of Directors.

Report of the Audit Committee

We currently do not have an audit committee and our Board of Directors performs the principal functions of an audit committee.  The following is the report of the Board of Directors with respect to the Company’s audited financial statements for the year ended December 31, 2015, which includes the consolidated balance sheets of the Company as of December 31, 2015 and December 31, 2014, and the related consolidated statements of operations, changes in stockholders’ deficit and cash flows for each of the years in the two-year period ended December 31, 2015, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

Reviews and Discussions with Management

The Board of Directors has reviewed and discussed the Company’s audited financial statements with management.

9

Review and Discussions with Independent Registered Public Accounting Firm

The Board of Directors has discussed with its independent auditor the matters required to be discussed by Auditing Standard No. 1301, “Communication with Audit Committees” issued by the Public Company Accounting Oversight Board.

The Board of Directors has also received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Board of Directors concerning independence and has discussed with the independent auditor its independence from the Company. The Board of Directors has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with the independent auditor.

Based on the review and discussions referred to above, the Board of Directors approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

BOARD OF DIRECTORS*

Clifford Lerner (Chairman)

Neil Foster

Dr. Steven Fox

Alexander Harrington

*Judy Krandel was appointed as a member of our Board of Directors in March 2016 and did not participate in the review, discussions and recommendation for the report of the Board of Directors.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board of Directors and Chief Executive Officer are fulfilled by two separate individuals. Clifford Lerner previously served as our Chairman of the Board of Directors and Chief Executive Officer from 2005 until October 2015 when Alexander Harrington was appointed as our Chief Executive Officer and Chief Financial Officer. Mr. Lerner continues to serve as Chairman of the Board of Directors. We believe this leadership structure allows Mr. Harrington to focus primarily on our day-to-day operations and the implementation of our strategic, financial and management policies while allowing Mr. Lerner to lead our Board of Directors in identifying strategic priorities and leading the discussion and execution of strategy.

Our Board of Directors is primarily responsible for overseeing the Company’s risk management processes.  The Board of Directors receives periodic reports from management concerning the Company’s assessment of risks.  The Board of Directors focuses on the most significant risks facing the Company, the Company’s general risk management strategy and whether any of our compensation policies and practices create risks to our risk management practices or provide incentives to our executives and other employees to take risks that are reasonably likely to have a material adverse effect on us.  While the Board of Directors oversees the Company’s risk management, the Company’s management is responsible for day-to-day risk management processes.  We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that the structure of our Board of Directors supports this approach.

Director Independence

The Board of Directors has adopted the definition of independence under the NASDAQ listing standards.  In making its annual review on director independence, the Board of Directors considered the transactions and relationships between our directors and any member of their families and the Company. Based upon these standards and the consideration of the information and the transactions and relationships discussed below, our Board of Directors determined that Neil Foster, Dr. Steven Fox and Judy Krandel are independent and that Clifford Lerner and Alexander Harrington are not independent.

10

Certain Relationships and Related Party Transactions

Transactions with Darrell Lerner

Darrell Lerner is the brother of Clifford Lerner, our President of The Grade and Chairman of the Board of Directors.  He performed a variety of general business, corporate and administrative functions for us from 2007 until his termination of employment on January 31, 2013.

Consulting Agreement.  On January 31, 2013, we entered into a consulting agreement with Darrell Lerner, pursuant to which he agreed to serve as our consultant for a three-year period beginning on February 1, 2013 (the “Effective Date”). The agreement was subsequently amended to provide for automatically renewing one-year terms unless either party provides written notice of non-renewal. Pursuant to the consulting agreement, Darrell Lerner agreed to assist and advise us on legal, financial and other matters for which he has knowledge that pertains to us, as we reasonably request.

Pursuant to the consulting agreement, we agreed to pay Darrell Lerner a monthly fee of $25,000 for the initial two year period of the consulting agreement and a monthly fee of $5,000 for every month thereafter. The monthly payments under the consulting agreement were conditioned upon Darrell Lerner’s compliance with a customary confidentiality covenant covering certain information concerning us, a covenant not to compete during the term of the consulting agreement and for a period of one year following the termination of the agreement, a non-solicitation covenant for a period of six months immediately following the later of the termination of the consulting agreement or the end of the term of the consulting agreement, and a non-disparagement covenant.

The Company or Darrell Lerner may terminate the agreement at any time without notice prior to or at the expiration of the term. If we terminate the consulting agreement without “cause,” we have agreed to (i) pay Mr. Lerner the amount of the unpaid monthly fees owed to Mr. Lerner for the period from the Effective Date to the two year anniversary of the Effective Date and (ii) take all commercially reasonably actions to cause (A) 325,000 shares of restricted common stock of the Company previously granted to Mr. Lerner, (B) 600,000 shares of restricted common stock of the Company previously granted to Mr. Lerner and (iii) 150,000 shares of restricted common stock of the Company granted to Mr. Lerner pursuant to the agreement, to be vested as of the date of such termination.

Subscription Agreement.  On January 31, 2013, in connection with Darrell Lerner’s separation from us, we also entered into a subscription agreement with Darrell Lerner and DCL Ventures, Inc., a Delaware corporation (“DCL”), a corporation that is majority owned by Darrell Lerner. Pursuant to this agreement, we purchased (i) 50,000 shares of DCL’s common stock, $0.001 par value per share, for an aggregate purchase price of $50,000 in April 2013, (ii) 25,000 shares of DCL’s common stock for an aggregate purchase price of $25,000 in July 2013, (iii) 25,000 shares of DCL’s common stock for an aggregate purchase price of $25,000 in October 2013, (iv) 25,000 shares of DCL’s common stock for an aggregate purchase price of $25,000 in January 2014, (v) 25,000 shares of DCL’s common stock for an aggregate purchase price of $25,000 in April 2014, (vi) 25,000 shares of DCL’s common stock for an aggregate price of $25,000 in July 2014 and (vii) 25,000 shares of DCL’s common stock for an aggregate price of $25,000 in September 2014.

Clifford Lerner Note

On April 24, 2014, we issued a promissory note in the amount of $300,000 to Clifford Lerner, our current President of The Grade and Chairman of the Board of Directors and former President and Chief Executive Officer. The promissory note payable to Mr. Lerner bore interest at a rate of nine percent (9%) per annum and was originally due and payable on January 24, 2015, but was subsequently amended to extend its maturity for an additional nine months. We did not make any principal or interest payments under the promissory note during 2014. On March 25, 2015, the promissory note was repaid in full.

Indemnification Arrangements

We have entered into employment agreements with our executive officers, pursuant to which we have agreed to indemnify such persons against any liability, damage, cost or expense incurred in connection with the defense of any action, suit or proceeding to which such persons are a party to the extent permitted by applicable law, subject to certain exceptions.

Other Transactions

Consulting Agreement.  On June 1, 2012, we entered into a two-year consulting agreement with Byron Lerner, the father of Clifford Lerner, to provide consulting services to us related to (i) monitoring revenue and various traffic and engagement statistics for the purpose of proactively uncovering inconsistencies or bugs, as well as (ii) providing strategic advice along with business and financial introductions as requested. On July 24, 2014, we renewed the agreement for an additional one year term, which expired on May 30, 2015. During the consulting period, we paid Byron Lerner a monthly consulting fee of $8,000 as well as reimbursement for certain expenses incurred during the performance of the consulting services.

11

Policies and Procedures for Approving Related Party Transactions

Our Board of Directors adopted a written Related Party Transactions Policy on April 19, 2012.  Prior to the adoption of the Related Party Transactions Policy, our related party transactions were approved by our Board of Directors.  In accordance with the Related Party Transactions Policy, all Related Party Transactions (as defined herein) must be reported to our Chief Executive Officer or Chief Financial Officer and must be reviewed and approved by our audit committee, if one has been established.  If an audit committee has not been established, Related Party Transactions must be reviewed and approved by all of our independent directors on the Board of Directors.  If an audit committee has not been established and there are not any independent directors on the Board of Directors, Related Party Transactions must be reviewed and approved by the Chief Financial Officer (except with respect to matters in which the Chief Financial Officer would be a Related Party (as defined herein), in which case the Chief Executive Officer shall review and approve the transaction).  In determining whether to approve, recommend or ratify a Related Party Transaction, the reviewing party will take into account, among other factors it deems appropriate, (i) whether the terms of the Related Party Transaction are fair to the Company, (ii) whether there are business reasons for the Company to enter into the Related Party Transaction, (iii) whether the Related Party Transaction would impair the independence of an outside director and (iv) whether the Related Party Transaction would present an improper conflict of interest for any of our directors or executive officers.

A “Related Party Transaction” means a transaction (including any series of related transactions or a material amendment or modification to an existing Related Party Transaction) directly or indirectly involving any Related Party that would need to be disclosed under Item 404(a) of Regulation S-K.  Generally, under Item 404(a) of Regulation S-K, we are required to disclose any transaction occurring since the beginning of the last two fiscal years, or any currently proposed transaction, involving us or our subsidiary where the amount involved exceeds $120,000, and in which any Related Party had or will have a direct or indirect material interest.

A “Related Party” means any of the following: (i) any of our directors of the Company or director nominees; (ii) any of our executive officers; (iii) a person known by us to be the beneficial owner of more than 5% of our common stock or (iv)  an immediate family member of any of the foregoing.

Code of Ethics

We have adopted a Financial Code of Ethics that applies to our Chief Executive Officer and Chief Financial Officer and all members of our finance department. The code of ethics addresses, among other things, conflicts of interest, external reporting, company assets and resources, confidentiality and the process for reporting violations of the code of law, business ethics or the code of ethics or improper conflicts of interest.

A copy of our Financial Code of Ethics is available on our website at http://www.snap-interactive.com/investor-relations/corporate-governance. We intend to disclose any amendments to our Financial Code of Ethics on our website at http://www.snap-interactive.com/investor-relations/corporate-governance.

Communications with the Board of Directors

The Board of Directors welcomes communication from the Company’s stockholders.  Stockholders and other interested parties who wish to communicate with a member or members of our Board of Directors or a committee thereof may do so by addressing correspondence to the board member, members or committee, c/o Chief Executive Officer and Chief Financial Officer, 320 West 37th Street, 13th Floor, New York, New York 10018. Our Chief Executive Officer and Chief Financial Officer will review and forward correspondence to the appropriate person or persons.

12

DIRECTOR COMPENSATION

The following table provides compensation information for the year ended December 31, 2015 for each member of our Board of Directors except for Alexander Harrington and Clifford Lerner, our named executive officers for 2015 (together, the “named executive officers”), and Judy Krandel, who was not appointed as a member of our Board of Directors until March 2016:

Director Compensation Table

Fiscal Year 2015

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Neil Foster (2)	$822	--	$166	--	--	--	$988
Dr. Steven Fox (3)	$9,164	--	$3,974	--	--	--	$13,138

(1)	Represents the amount recognized for financial statement reporting purposes in accordance with Accounting Standards Codification 718, Compensation—Stock Compensation (“ASC 718”).

(2)	Mr. Foster was appointed as a member of our Board of Directors on December 11, 2015. In connection with Mr. Foster’s appointment, he was awarded a stock option representing the right to purchase 100,000 shares of our common stock at an exercise price equal to $0.09 per share. The shares underlying this stock option will vest in three (3) equal annual installments on the first, second and third anniversaries of the date of grant, provided that Mr. Foster is still providing service to us on such dates.

(3)	Dr. Fox was appointed as a member of our Board of Directors on May 22, 2015. In connection with Dr. Fox’s appointment, he was awarded a stock option representing the right to purchase 100,000 shares of our common stock at an exercise price equal to $0.20 per share. The shares underlying this stock option will vest in three (3) equal annual installments on the first, second and third anniversaries of the date of grant, provided that Dr. Fox is still providing service to us on such dates.

We currently do not have an established policy to provide compensation to members of our Board of Directors for services rendered in that capacity. However, our Board of Directors has the authority to fix the compensation of directors and directors are permitted to receive fixed fees and other compensation for their services as directors. Our Board of Directors has set the compensation of each independent member of our Board of Directors at $15,000 annually. In addition, each independent member of our Board of Directors is entitled to additional compensation for service on any committee of the Board of Directors equal to $2,500 annually per committee.

13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth as of March 28, 2016 certain information regarding the beneficial ownership of shares of our common stock by: (i) each person who is known by us to own beneficially more than 5% of such stock; (ii) each member of our Board of Directors, each Director Nominee and each of our named executive officers with respect to the year ended December 31, 2015 and (iii) all of our directors and executive officers as a group (5 persons). Alexander Harrington, our Chief Executive Officer and Chief Financial Officer, and Clifford Lerner, our current President of The Grade and Chairman of the Board of Directors and former President and Chief Executive Officer, are currently the only executive officers of the Company. Except as otherwise indicated, all common stock is owned directly and the beneficial owners listed in the table below possess sole voting and investment power with respect to the stock indicated, and the address for each beneficial owner is c/o Snap Interactive, Inc., 320 West 37th Street, 13th Floor, New York, NY 10018. The applicable percentage ownership is based on 50,017,826 shares of our common stock issued and outstanding as of March 28, 2016, including 10,325,000 shares of unvested restricted stock. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we consider all shares of unvested restricted stock to be outstanding because the holders of unvested restricted stock have the right to vote such stock under the Amended and Restated Snap Interactive, Inc. 2011 Long-Term Incentive Plan (the “Current Incentive Plan”).

	Common Stock Beneficially Owned (1)
Name of Beneficial Owner	Number		Percentage
Directors and Officers
Neil Foster	—		*
Dr. Steven Fox	33,333	(2)	*
Alexander Harrington	425,000	(3)	*
Judy Krandel	—		*
Clifford Lerner	30,250,000	(4)	60.5%

Officers and Directors as a Group (5 persons)	30,708,333	(5)	61.4%

Certain Persons
Darrell Lerner	2,712,157	(6)	5.4%

*	Less than 1%.

(1)	For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares of common stock that such person has the right to acquire within 60 days of March 28, 2016, including through the exercise of stock options or warrants. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any common stock that such person or persons has the right to acquire within 60 days of March 28, 2016 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes the right to acquire a portion of a stock option representing the right to purchase 100,000 shares of common stock granted on May 22, 2015, of which 33,333 shares will have vested within 60 days of March 28, 2016.

(3)	Includes the vested portion of (i) a stock option representing the right to purchase 25,000 shares of common stock granted on June 17, 2014, all of which have vested, and (ii) a stock option representing the right to purchase 1,000,000 shares of common stock granted on October 13, 2015, of which 400,000 shares have vested.

(4)	Includes 9,250,000 shares of restricted stock granted to Mr. Lerner, with 5,000,000 of such shares vesting on March 3, 2026 and 4,250,000 of such shares vesting on December 13, 2021. Pursuant to the terms of his restricted stock grants, Mr. Lerner has the right to vote the stock but may only dispose of the stock after it vests.

(5)	Includes the shares of common stock beneficially owned by Messrs. Harrington and Lerner and Dr. Fox as described above.

(6)	Includes 1,075,000 shares of restricted stock granted to Mr. Lerner. Pursuant to the terms of his restricted stock awards, he has the right to vote the stock but may only dispose of the stock after it vests. Each of the restricted stock awards vests upon the earlier of (i) the tenth anniversary of the date of grant, (ii) a change in control or (iii) on the date of termination of service without cause. In addition, these restricted stock awards will vest upon Darrell Lerner’s termination of service in connection with a non-renewal of the consulting agreement between us and Darrell Lerner without “cause.” Mr. Lerner’s principal residential address is 141 Great Neck Road, Apt. 2H, Great Neck, New York 11021.

There are no arrangements currently known to us, the operation of which may at a subsequent date result in a change of control of the Company.

14

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the U.S. securities laws, our directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC, and furnish us with copies of the reports. The SEC has designated specific due dates for these reports. Based solely on our review of copies of the reports received, and written representations from our directors and officers, we believe that all persons subject to reporting under Section 16(a) of the Exchange Act timely filed all required reports pursuant to such section concerning our common stock in 2015.

15

EXECUTIVE COMPENSATION

The following discussion provides compensation information pursuant to the scaled disclosure rules applicable to “smaller reporting companies” under SEC rules and may contain statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution stockholders not to apply these statements to other contexts.

Executive Compensation

Overview

The compensation program for our executive officers, as presented in the Summary Compensation Table below, is administered by our Board of Directors. The intent of the compensation program is to align our executives’ interests with that of our stockholders, while providing reasonable and competitive compensation.  For 2015, the compensation of Mr. Harrington, our Chief Executive Officer and Chief Financial Officer, and Mr. Lerner, our current President of The Grade and former President and Chief Executive Officer, consisted of salary, an annual discretionary bonus and equity.

Compensation of Named Executive Officers

The following discussion summarizes in more detail the executive compensation paid to or earned by our named executive officers in 2015.

Salary.  Effective March 19, 2015, we entered into an amendment to Mr. Harrington’s executive employment agreement to, among other things, increase Mr. Harrington’s annual base salary to $265,000 per year. Prior to this amendment, Mr. Harrington’s annual base salary was $250,000 per year.

Mr. Lerner’s annual base salary during 2015 was $285,000. There was no change to Mr. Lerner’s base salary in 2015 as compared to his base salary during 2014; however, effective October 13, 2015, we entered into an amendment to Mr. Lerner’s employment agreement to reduce his annual base salary to $150,000 effective January 1, 2016.

Annual Bonuses. Mr. Harrington and Mr. Lerner were each awarded an annual incentive bonus for their services in 2015 consisting of (i) $25,000 and (ii) a stock option representing the right to purchase 50,000 shares of our common stock at an exercise price of $0.20 per share. The bonuses, including the stock options, were awarded in March 2016.

Mr. Harrington’s annual incentive bonus for 2015 was awarded pursuant to the terms of the third amendment to Mr. Harrington’s employment agreement, which we entered into on March 3, 2016. Prior to entering into the amendment, Mr. Harrington’s employment agreement provided that his annual incentive bonus for 2015 would be $145,000, based on the achievement of the following criteria: (i) 50% of the annual incentive bonus was payable if Mr. Harrington remained employed with us on the date that the annual incentive bonus would be paid and (ii) 50% of the annual incentive bonus was payable if the aggregate sum of our cash flow from operating activities for the period beginning July 1, 2015 and ending December 31, 2015 equaled or exceeded $600,000, provided that Mr. Harrington remained employed with us on the date that the annual incentive bonus is paid. Mr. Harrington’s employment agreement provides that his annual incentive bonus in future years shall be determined by the Board of Directors based on criteria established jointly between the Board of Directors and Mr. Harrington.

Under Mr. Lerner’s employment agreement, if at the time that an annual cash bonus is payable to Mr. Lerner, the Board of Directors determines that our cash reserves are not at least equal to $3,000,000, the amount of the annual cash bonus payable to Mr. Lerner shall be determined by the Board of Directors in its sole discretion after consultation with our executive management team. For 2015, our cash reserves did not exceed $3,000,000, and the Board of Directors exercised its discretion in deciding to award Mr. Lerner his annual incentive bonus.

In 2014, the Board of Directors set Mr. Lerner’s target annual cash bonus at $145,000 and Mr. Harrington’s target annual cash bonus at $125,000. For 2014, the Board of Directors awarded Mr. Harrington an annual cash bonus of $87,500, which was comprised of his guaranteed bonus and incentive bonus. Of Mr. Harrington’s cash bonus of $87,500 for 2014, $50,000 was allocable to 100% of his guaranteed bonus and $37,500 was allocable to 50% of his incentive bonus because the Company achieved only certain of the performance metrics related to Mr. Harrington’s 2014 bonus. For 2014, the Board of Directors awarded Mr. Lerner a cash bonus of $87,500, which was equal to 60% of his target bonus.

16

The Board of Directors considered a number of factors in determining the annual bonuses for 2015. These factors included, but were not limited to, the individual performance of each executive, the operational performance of the Company, the ability of the Company to repay its outstanding indebtedness and maintain minimum cash balances required by the agreements governing the Company’s indebtedness, the financial performance of the Company and the Company’s ability to raise additional debt or equity financing. Although the Company achieved many of its operational goals for 2015, including a debt and equity financing in February 2015, the Company’s Board of Directors currently believes that the most efficient use of cash is for reinvestment into our business. As a result, our Board of Directors, including Messrs. Harrington and Lerner, determined to award lower annual incentive bonuses to our named executive officers for 2015 than had been awarded in previous years in order to reserve cash. Our Board of Directors believes that the annual incentive bonuses awarded to our named executive officers in 2015 effectively balance the Company’s goals with the need to incentivize and retain our named executive officers through competitive compensation practices.

Equity Awards.  We have periodically granted equity awards consisting of stock options and restricted stock to our named executive officers.

In October 2015, the Board of Directors granted Mr. Harrington a stock option representing the right to purchase 2,000,000 shares of our common stock at an exercise price equal to $0.08 per share in connection with his appointment as our Chief Executive Officer. The shares of common stock underlying the stock option vest in four (4) equal annual installments on the first, second, third and fourth anniversary of the date of grant as long as Mr. Harrington is providing services to the Company on such dates.

In addition, in October 2015, the Company entered into an option cancellation and release agreement with Mr. Harrington, pursuant to which we cancelled a stock option that was awarded to Mr. Harrington on February 28, 2014. The cancelled stock option represented the right to purchase 1,000,000 shares of our common stock at an exercise price of $0.29 per share. As consideration for Mr. Harrington agreeing to forfeit the cancelled stock option, the Board of Directors awarded Mr. Harrington a replacement stock option representing the right to purchase 1,000,000 shares of our common stock at an exercise price equal to $0.08 per share. The shares of common stock underlying the replacement stock option vested twenty percent (20%) on the date of grant, twenty percent (20%) on February 28, 2016 and will vest twenty percent (20%) on each of February 28, 2017, February 28, 2018 and February 28, 2019, provided that Mr. Harrington is providing services to the Company on such dates.

Upon a change in control, 50% of the then unvested shares underlying the stock options awarded to Mr. Harrington in 2015 will immediately vest and the remaining unvested shares will vest on the earlier of (a) the original date such shares would have vested or (b) the first anniversary of the effective date of the change in control (subject to early termination or forfeiture in accordance with the terms of the award agreement). The stock options will also be subject to immediate forfeiture upon (i) violation of any non-compete or non-solicitation provisions of the executive employment agreement between us and Mr. Harrington and (ii) Mr. Harrington’s termination of service by us for “cause.” The stock options, to the extent then vested, shall remain exercisable until the tenth anniversary of the stock option’s grant date. For more information about Mr. Harrington’s executive employment agreement, see “—Employment Agreements.”

Employment Agreements. Effective February 28, 2014, we entered into an executive employment agreement with Mr. Harrington.  His executive employment agreement had an initial one-year term and automatically renews for successive one-year terms unless terminated by either party upon prior written notice. Pursuant to his original employment agreement, Mr. Harrington was entitled to an annual base salary of $250,000 and an annual guaranteed bonus of $50,000, payable on the last business day in January of each subsequent year, provided that he was employed by us on each such date. Mr. Harrington was also eligible for an annual incentive bonus of $75,000 if we achieved certain performance metrics. Under Mr. Harrington’s employment agreement, Mr. Harrington is eligible to participate in our benefit plans that are generally provided for all employees.  Mr. Harrington’s employment agreement is subject to a confidentiality covenant, a non-competition covenant and a non-solicitation covenant. The non-competition covenant and non-solicitation covenant last for six months and one year, respectively, following the date of termination of employment. Mr. Harrington’s executive employment agreement also contains a trading restrictions covenant, which limits the volume of the Company’s securities that Mr. Harrington may sell in a given period.

Effective March 19, 2015, we entered into an amendment to Mr. Harrington’s executive employment agreement. The amendment increased Mr. Harrington’s annual base salary to $265,000 per year, which is subject to annual review and may be increased, but not decreased, in the sole discretion of the Board of Directors. Additionally, the amendment revised the annual incentive bonus terms to provide that Mr. Harrington would be eligible to receive an annual incentive bonus for 2015 of $145,000 based on the achievement of the following criteria: (i) 50% of the annual incentive bonus would be payable if Mr. Harrington remained employed with us on the date that the annual incentive bonus would be paid and (ii) 50% of the annual incentive bonus would be payable if the aggregate sum of our cash flow from operating activities for the period beginning July 1, 2015 and ending December 31, 2015 equaled or exceeded $600,000, provided that Mr. Harrington remained employed with us on the date that the annual incentive bonus is paid. The amendment also provides that the annual incentive bonus shall be paid during the annual review period in 2016.

17

Effective October 13, 2015, in connection with Mr. Harrington’s appointment as our Chief Executive Officer, we entered into the second amendment to Mr. Harrington’s executive employment agreement to update the description of Mr. Harrington’s position with, and responsibilities to, the Company. In addition, effective March 3, 2016, we entered into the third amendment to Mr. Harrington’s executive employment agreement to amend the terms of Mr. Harrington’s annual incentive bonus to provide that, for the year ended December 31, 2015, Mr. Harrington would receive (i) $25,000 payable in March 2016 and (ii) a stock option representing the right to purchase 50,000 shares of common stock at an exercise price of $0.20 per share, with the shares underlying such stock option vesting in four (4) equal annual installments on the first, second, third and fourth anniversary of the date of grant, provided that Mr. Harrington is providing services to us on such dates.

Mr. Harrington’s employment agreement may be terminated by us (i) upon his death or permanent disability, (ii) for “cause” upon written notice or (iii) without “cause” upon prior written notice. Mr. Harrington may also terminate his executive employment agreement (i) for “good reason” upon the occurrence of certain events or (ii) other than for “good reason” upon prior written notice.  If employment is terminated for any reason, we will pay Mr. Harrington his earned but unpaid base salary through the date of termination, any accrued but unpaid vacation benefits and any unreimbursed business expenses, subject to Mr. Harrington’s execution of a general release of claims.  If his employment is terminated without “cause” or for “good reason” other than during the one-year period following a change in control, we will, in addition to the compensation described above, pay, in six equal monthly installments, an aggregate amount equal to six months of his then-current base salary.  If his employment is terminated without “cause” or for “good reason” during the one-year period following a change in control, we would instead pay a lump sum cash payment equal to his annual base salary as in effect on the date of the change in control, subject to Mr. Harrington’s execution of a general release of claims.

Effective April 10, 2013, we entered into an executive employment agreement with Mr. Lerner.  His executive employment agreement has an initial one-year term and will automatically renew for successive one-year terms unless terminated by either party upon prior written notice. Mr. Lerner is eligible to participate in our benefit plans that are generally provided for all employees.  Mr. Lerner’s employment agreement is subject to a confidentiality covenant, a non-competition covenant and a non-solicitation covenant. The non-competition covenant and non-solicitation covenant each last for one year following the date of termination of employment.

Effective October 13, 2015, in connection with Mr. Lerner’s appointment as the President of The Grade, we entered into an amendment to Mr. Lerner’s executive employment agreement to update the description of Mr. Lerner’s position with, and responsibilities to, the Company. In addition, the amendment also reduced Mr. Lerner’s annual base salary to $150,000 effective January 1, 2016.

Mr. Lerner’s employment agreement may be terminated by us (i) upon his death or permanent disability, (ii) for “cause” upon written notice or (iii) without “cause” upon prior written notice. Mr. Lerner may also terminate his executive employment agreement for “good reason” upon the occurrence of certain events.  If employment is terminated for any reason, we will pay Mr. Lerner his earned but unpaid base salary through the date of termination, any accrued but unpaid vacation benefits and any unreimbursed business expenses.  If his employment is terminated without “cause” or for “good reason” other than during the one-year period following a change in control, we will, in addition to the compensation described above, (i) pay a lump sum cash payment equal to (a) the number of full years of his employment with us plus 24 multiplied by (b) his monthly base salary and (ii) for the 12 months following the date of termination, provide health and welfare benefits that are not less favorable to him than the health and welfare benefits to which he was entitled immediately before his termination.  If his employment is terminated without “cause” or for “good reason” during the one-year period following a change in control, we would instead (i) pay a severance benefit equal to 299% of his base salary for the year immediately preceding the change in control, subject to Mr. Lerner’s execution of a general release of claims, and (ii) for 24 months following the date of termination, provide health and welfare benefits that are not less favorable to him than the health and welfare benefits to which he was entitled immediately before the change in control.

18

Summary Compensation Table

The following table sets forth information regarding the total compensation received by, or earned by, Alexander Harrington, our Chief Executive Officer and Chief Financial Officer, and Clifford Lerner, our current President of The Grade and former President and Chief Executive Officer, during the years ended December 31, 2015 and 2014.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Alexander Harrington	2015	$262,500	(2)	$25,000	$--	$133,136	(3)	--	--	--	$420,636
Chief Executive Officer and Chief Financial Officer	2014	$250,000		$87,500	$--	$294,689	(4)	--	--	--	$632,189

Clifford Lerner	2015	$285,000		$25,000	$--	$--		--	--	--	$310,000
President of The Grade (former President and Chief Executive Officer)	2014	$285,000		$87,500	$--	$--		--	--	--	$372,500

(1)	Represents the amount recognized for financial statement reporting purposes in accordance with ASC 718.

(2)	Effective March 19, 2015, we entered into an amendment to Mr. Harrington’s executive employment agreement to, among other things, increase Mr. Harrington’s annual base salary to $265,000 per year.

(3)	Represents (i) a stock option representing the right to purchase 2,000,000 shares of our common stock at an exercise price of $0.08 per share that was granted to Mr. Harrington on October 13, 2015 in connection with his appointment as Chief Executive Officer and (ii) a stock option representing the right to purchase 1,000,000 shares of our common stock at an exercise price of $0.08 per share that was granted to Mr. Harrington on October 13, 2015 as consideration for Mr. Harrington agreeing to forfeit a stock option representing the right to purchase 1,000,000 shares of our common stock at an exercise price of $0.29 per share that was granted to Mr. Harrington on February 28, 2014.

(4)	Represents (i) a stock option representing the right to purchase 1,000,000 shares of our common stock at an exercise price of $0.29 per share that was granted to Mr. Harrington on February 28, 2014 in connection with his appointment as Chief Operating Officer and (ii) a stock option representing the right to purchase 25,000 shares of our common stock at an exercise price of $0.31 per share that was granted to Mr. Harrington on June 17, 2014 as consideration for his service on the Board of Directors.

Narrative Disclosure Regarding Summary Compensation Table

Chief Executive Officer and Chief Financial Officer. For 2015, Mr. Harrington received annual compensation of $262,500 and a cash bonus of $25,000. In addition, as part of his annual incentive bonus for 2015, Mr. Harrington was awarded a stock option representing the right to purchase 50,000 shares of our common stock at an exercise price of $0.20 per share in March 2016. For 2014, Mr. Harrington received annual compensation of $250,000 and a cash bonus of $87,500. Mr. Harrington is also eligible to participate in our benefit plans that are generally provided for all employees.

In October 2015, we granted Mr. Harrington a stock option representing the right to purchase 2,000,000 shares of our common stock at an exercise price equal to $0.08 per share in connection with his appointment as our Chief Executive Officer. In addition, in October 2015, the Board of Directors entered into an option cancellation and release agreement with Mr. Harrington, pursuant to which we cancelled a stock option that was awarded to Mr. Harrington on February 28, 2014. The cancelled stock option represented the right to purchase 1,000,000 shares of our common stock at an exercise price of $0.29 per share. As consideration for Mr. Harrington agreeing to forfeit the cancelled stock option, the Board of Directors awarded Mr. Harrington a replacement stock option representing the right to purchase 1,000,000 shares of our common stock at an exercise price equal to $0.08 per share. For additional information concerning the vesting and conditions of these stock options, see “— Outstanding Equity Awards at Fiscal Year End Table.”

In June 2014, we granted Mr. Harrington an option to purchase 25,000 shares of our common stock at an exercise price of $0.31 per share as consideration for Mr. Harrington’s service on the Board of Directors. The shares of common stock underlying the stock option became fully vested on the first anniversary of the date of grant.

We entered into an employment agreement with Mr. Harrington on February 28, 2014. For additional information concerning this employment agreement, see “—Compensation of Named Executive Officers—Employment Agreements.”

President of The Grade (former President and Chief Executive Officer).  For 2015, Mr. Lerner received annual compensation of $285,000 and a cash bonus of $25,000. In addition, as part of his annual incentive bonus for 2015, Mr. Lerner was awarded a stock option representing the right to purchase 50,000 shares of our common stock at an exercise price of $0.20 per share in March 2016. For 2014, Mr. Lerner received annual compensation of $285,000 and a cash bonus of $87,500. Mr. Lerner is also eligible to participate in our benefit plans that are generally provided for all employees.

We entered into an employment agreement with Mr. Lerner on April 10, 2013. For additional information concerning this employment agreement, see “—Compensation of Named Executive Officers—Employment Agreements.”

19

Outstanding Equity Awards at Fiscal Year End Table

The following table summarizes the total outstanding equity awards as of December 31, 2015 for each named executive officer.

			Option Awards					Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Clifford Lerner	4/10/2013	(2)	--	--	--	$--	--	5,000,000	$400,000	--	--
	12/14/2011	(3)	--	--	--	$--	--	4,250,000	$340,000	--	--

Alexander Harrington	10/13/15	(4)	--	2,000,000	--	$0.08	10/13/2025	--	$--	--	--
	10/13/15	(5)	200,000	800,000	--	$0.08	10/13/2025	--	$--	--	--
	6/17/2014	(6)	25,000	--	--	$0.31	6/17/2024	--	$--	--	--

(1)	The market value of each share of common stock is calculated based upon the closing price of our common stock on the OTCQB as of December 31, 2015, which was $0.08 per share.

(2)	Vests one-half upon the third anniversary of the date of grant and vests in full upon the fourth anniversary of the date of grant; provided, that any unvested shares of restricted stock will vest immediately upon the effective date of a “change in control” (as defined in the restricted stock award agreement), subject to the terms and conditions of the restricted stock award agreement. As described herein, this award was cancelled on March 3, 2016 and, in exchange, Mr. Lerner was issued a replacement award of 5,000,000 shares of restricted stock that vest in full on the tenth anniversary of the date of grant.

(3)	Vests in full on the tenth anniversary of the date of grant or, if earlier, upon the occurrence of a change in control of the Company.

(4)	Vests in four equal annual installments on each of the first, second, third and fourth anniversary of the date of grant; provided, that upon the effective date of a “change in control” (as defined in the Current Incentive Plan), 50% of any unvested shares of common stock underlying the option will vest immediately and the remaining 50% will vest on the earlier of (i) the original vesting date or (ii) on the first anniversary date of the effective date of the change in control, subject to the terms and conditions of the option agreement.

(5)	Vests in five equal annual installments on each of the date of grant, February 28, 2016, February 28, 2017, February 28, 2018 and February 28, 2019; provided, that upon the effective date of a “change in control” (as defined in the Current Incentive Plan), 50% of any unvested shares of common stock underlying the option will vest immediately and the remaining 50% will vest on the earlier of (i) the original vesting date or (ii) on the first anniversary date of the effective date of the change in control, subject to the terms and conditions of the option agreement.

(6)	Vested in full on the one-year anniversary of the date of grant.

20

Equity Compensation Plan Information

The following table provides information as of December 31, 2015 about compensation plans under which shares of our common stock may be issued to employees, executive officers or members of our Board of Directors upon the exercise of options, warrants or rights under all of our existing equity compensation plans.

Plan Category (1)	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	5,077,203		$0.66	1,347,797	(2)(3)
Equity compensation plans not approved by security holders	1,100,000	(4)	$0.10	--
Total	6,177,203		$0.33	1,347,797

(1)	This table excludes 10,325,000 shares of restricted common stock, which (i) are not to be issued upon the exercise of outstanding options, warrants or rights, (ii) have no exercise price and (iii) are not available for future issuance.

(2)	Represents shares of common stock available for issuance under the Current Incentive Plan, which permits the issuance of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards.

(3)	As of March 28, 2016, there were 2,245,423 shares of common stock to be issued upon the exercise of outstanding stock options under the Current Incentive Plan and 1,124,922 shares of common stock remaining available for future issuances under the Current Incentive Plan.

(4)	Represents shares available or authorized for issuance under (i) the Equity Incentive Compensation Plan (as defined below), which permitted the issuance of incentive stock options and nonqualified stock options and (ii) various individual compensation arrangements that the Company has with current and former employees.

In December 2008, our Board of Directors approved the equity incentive compensation plan (the “Equity Incentive Compensation Plan”) and, in December 2010, terminated the plan as to all unallocated shares of common stock thereunder. The purpose of the Equity Incentive Compensation Plan was to provide an incentive to attract, retain and motivate employees, officers, directors, consultants and advisors with the ability to participate in our future performance. Under the Equity Incentive Compensation Plan, we were authorized to issue incentive stock options and nonqualified stock options. The Equity Incentive Compensation Plan was administered by our Board of Directors.  All options previously granted under the Equity Incentive Compensation Plan remained in full force and effect following the plan’s termination.

In May 2011, our Board of Directors adopted the Snap Interactive, Inc. 2011 Long-Term Incentive Plan (the “2011 Plan”).  In October 2011, our Board of Directors amended and restated the 2011 Plan and adopted the Current Incentive Plan to allow for the issuance of incentive stock option awards by adopting the Current Incentive Plan.  The Current Incentive Plan was adopted to attract and retain the services of key employees, key contractors and outside directors.  The Current Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, shares of restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights and other awards.  The Current Incentive Plan is administered by our Board of Directors.

21

PROPOSAL 2:  THE APPROVAL OF THE SNAP INTERACTIVE, INC. 2016 LONG-TERM INCENTIVE PLAN

On March 28, 2016, our Board of Directors adopted the 2016 Plan, subject to the approval of our stockholders. We believe that operation of the 2016 Plan is important in attracting and retaining the services of key employees, key contractors, and outside directors of the Company and our subsidiaries in a competitive labor market, which is essential to our long-term growth and success. It is the judgment of our Board of Directors that the 2016 Plan is in the best interests of the Company and its stockholders.

In addition to requesting stockholder approval of the 2016 Plan, we are also requesting that our stockholders approve the material terms of the performance goals contained in the 2016 Plan in order to allow certain awards to be potentially eligible for exemption from the $1,000,000 deduction limit imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as discussed under “Description of the 2016 Plan—Performance Awards” and “—Performance Goals” below. For purposes of Section 162(m) of the Code, the material terms of the performance goals for awards granted under the 2016 Plan include: (i) the employees eligible to receive compensation; (ii) the description of the business measures on which the performance goals may be based; and (iii) the maximum amount, or the formula used to calculate the maximum amount, of compensation that can be paid to an employee under the arrangement. Each of these aspects is discussed in this Proposal 2, and stockholder approval of this Proposal 2 constitutes approval of each of these aspects for purposes of the Section 162(m) stockholder approval requirements.

The Board of Directors recommends that the stockholders vote “FOR” the approval of the 2016 Plan.

Prior Incentive Plans

The 2016 Plan is intended to replace the Current Incentive Plan, which was originally approved by our Board of Directors on May 24, 2011 and was subsequently amended and restated in its entirety by our Board of Directors on October 21, 2011, and then subsequently approved by our stockholders on May 18, 2012. Under the Current Incentive Plan, we reserved 7,500,000 shares of our common stock for issuance as awards to key employees, key contractors, and outside directors of the Company and its subsidiaries.

Our Board of Directors has approved the termination of the Current Incentive Plan, effective upon the date of stockholder approval of the 2016 Plan. If the 2016 Plan is approved, no new awards will be made under the Current Incentive Plan, but awards issued prior to the Current Incentive Plan’s termination will remain outstanding, subject to the terms and conditions of the Current Incentive Plan and the applicable award agreement.

Description of the 2016 Plan

The following is a brief description of the 2016 Plan. A copy of the 2016 Plan is attached as Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to the 2016 Plan.

Purpose. The purpose of the 2016 Plan is to enable the Company to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and outside directors of the Company and our subsidiaries. The 2016 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash, shares of common stock (for purposes of this proposal, a reference to common stock shall mean our common stock, par value $0.001 per share), or a combination of cash and shares of common stock. The 2016 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our employees, contractors, and outside directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws.

Effective Date and Expiration. The 2016 Plan was adopted by our Board of Directors on March 28, 2016, subject to and conditioned upon stockholder approval of the 2016 Plan (with such date of stockholder approval being referred to herein as, the “Effective Date”), and will terminate on the tenth anniversary of its Effective Date. No awards may be made under the 2016 Plan prior to the Effective Date or after the plan’s expiration date, but awards made prior to its expiration date may extend beyond that date.

Share Authorization. Subject to certain adjustments as provided in the 2016 Plan and further subject to increase by “Prior Plan Awards” (defined below), the maximum number of shares of our common stock that may be delivered pursuant to awards under the 2016 Plan is 15,000,000 shares, of which 100% may be delivered pursuant to incentive stock options. Subject to certain adjustments, the maximum number of shares of common stock with respect to which stock options or stock appreciation rights may be granted to any officer of the Company subject to Section 16 of the Securities Exchange Act of 1934 or a “covered employee” as defined in Section 162(m)(3) of the Code during any calendar year is 7,000,000 shares. In addition, to the extent Section 162(m) of the Code applies to awards granted under the 2016 Plan and we intend to comply with Section 162(m) of the Code, no participant may receive in any calendar year performance-based awards with an aggregate value of more than $5,000,000 (based on the fair market value of the shares of common stock at the time of the grant of the performance-based award).

22

“Prior Plan Awards” are awards granted under the Current Incentive Plan (i) that are outstanding on the Effective Date and that, on or after the Effective Date, are forfeited, expire, or are canceled and (ii) any shares subject to awards relating to our common stock under the Current Incentive Plan that, on or after the Effective Date, are settled in cash.

Shares to be issued may be made available from authorized but unissued shares of common stock, shares held by the Company in its treasury, or shares purchased by the Company on the open market or otherwise. During the term of the 2016 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2016 Plan. If an award under the 2016 Plan or a Prior Plan Award is forfeited, expires, or is canceled, in whole or in part, then the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2016 Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price for the exercise of a stock option granted under the 2016 Plan, the number of shares available for future awards under the 2016 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2016 Plan only during the period of time that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2016 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to the Company, shares cancelled on account of termination, expiration, or lapse of an award, shares surrendered in payment of the option price or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant of incentive stock options under the 2016 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. The 2016 Plan will be administered by our Board of Directors or a committee of the Board of Directors (the “Committee”) consisting of two or more members. At any time there is no Committee to administer the 2016 Plan, any reference to the Committee is a reference to our Board of Directors. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2016 Plan and award agreements granted thereunder; prescribe, amend, and rescind any rules and regulations relating to the 2016 Plan; establish performance goals for an award and certify the extent of such goals’ achievement; and make any other determinations or certifications, and take any such other actions, that it believes necessary or advisable for the administration of the 2016 Plan. To assure the viability of awards granted to participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the 2016 Plan as the Committee determines is necessary or appropriate for such purposes. The Committee may delegate certain duties to one or more officers of the Company as provided in the 2016 Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and outside directors of the Company and its subsidiaries whose judgment, initiative, and efforts contributed to or may be expected to contribute to the successful performance of the Company are eligible to participate in the 2016 Plan. As of March 28, 2016, there were approximately 23 employees, no contractors and 3 outside directors who would be eligible for awards under the 2016 Plan.

Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding ten years, or in the case of an ISO granted to an employee who owns or is deemed to own 10% or more of the combined voting power of all classes of our stock (or any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of common stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from the Company within six months prior to the exercise date; (iii) by delivering to us or our designated agent (including by FAX or electronic transmission) an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions that may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; and/or (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

23

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2016 Plan, or tandem SARs. SARs entitle a participant to receive an amount, in cash and/or common stock, equal to the excess of the fair market value of a share of common stock on the date of exercise (or, as provided in an award agreement, converted) over the fair market value of a share of common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding ten years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of common stock that may not be sold, transferred, pledged, assigned, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period as specified by the Committee. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions and conditions. The value of restricted stock units may be paid in cash, shares of common stock, or a combination of both, as determined by the Committee.

Dividend Equivalent Rights. The Committee is authorized to grant a dividend equivalent right to any participant either as a component of another award or as a separate award, conferring on participants the right to receive credits based on the cash dividends that would have been paid on the shares of common stock specified in the award if such shares were held by the participant to whom the award was made. The terms and conditions of the dividend equivalent right shall be specified by the grant, provided that the terms and conditions shall comply with Section 409A of the Code, if applicable. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares (which thereafter may accrue additional dividend equivalents). Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof, in a single payment or in installments.

Performance Awards. The Committee may grant performance awards payable in cash, shares of common stock, other consideration, or a combination thereof at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as described below) by the end of the performance period. The Committee will determine the length of the performance period, the performance goals to be achieved during the performance period, and the maximum or minimum settlement values, so long as such provisions are not inconsistent with the terms of the 2016 Plan and, to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. To the extent we determine that Section 162(m) of the Code shall apply to a performance award granted under the 2016 Plan, it is our intent that the performance awards constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder. Further, if complying with Section 162(m) of the Code, no participant may receive performance awards in any calendar year which have an aggregate value of more than $5,000,000, and if such awards involve the issuance of common stock, the aggregate value shall be based on the fair market value of such shares on the date of grant of such awards. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards. However, the Committee may not, in any event, increase the amount of compensation payable to an individual upon the attainment of a performance goal intended to satisfy the requirements of Section 162(m) of the Code. With respect to a performance award that is not intended to satisfy the requirements of Section 162(m) of the Code, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

24

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards (whether relating to cash or shares of common stock) under the 2016 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more, or any combination of, the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s common stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or any business unit of the Company and may be measured relative to a peer Company or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a performance goal.

Other Awards. The Committee may grant other forms of awards based upon, payable in, or otherwise related to, in whole or in part, shares of our common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2016 Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Vesting, Forfeiture, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2016 Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including, without limitation, terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2016 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit certain transfers of a nonqualified stock option or SAR to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the participant and/or Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such nonqualified stock option or SAR is granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event: (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the 2016 Plan; (iv) the option price of each outstanding award; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2016 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2016 Plan to the end that the same proportion of our issued and outstanding shares common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2016 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

25

Amendment or Discontinuance of the 2016 Plan. The Board of Directors may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the 2016 Plan in whole or in part, except that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which our common stock is listed or traded, or (ii) in order for the 2016 Plan and incentives awarded under the 2016 Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other applicable law, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote thereon. Any amendments made shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding awards theretofore granted under the 2016 Plan, notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the 2016 Plan, the holder of any award outstanding under the 2016 Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any award agreement relating thereto. Notwithstanding anything contained in the 2016 Plan to the contrary, unless required by law, no action regarding amendment or discontinuance of the 2016 Plan shall adversely affect any rights of participants or obligations of the Company to participants with respect to any awards granted under the 2016 Plan without the consent of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2016 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

26

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares’ fair market value. The participant’s tax basis in such shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives a grant of restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the 2016 Plan is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to the registration of the shares in the participant’s name or, if requested by the participant in writing in accordance with the terms of the 2016 Plan, to the delivery of any certificate for shares of common stock, the participant remit to us an amount sufficient to satisfy the withholding requirements. Such payment may be made by (i) by the delivery of cash to the company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the company; (ii) if the company, in its sole discretion, so consents in writing, the actual delivery by you to the company of shares of common stock, which shares so delivered have an aggregate fair market value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the company; (iii) if the company, in its sole discretion, so consents in writing, the company’s withholding of a number of shares to be delivered upon the exercise of a stock option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding obligations of the company; or (iv) any combination of (i), (ii), or (iii). Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

27

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities). To the extent that we determine that Section 162(m) of the Code will apply to any awards granted pursuant to the 2016 Plan, we intend that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the 2016 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights; and (ii) the loss by us of a compensation deduction.

New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2016 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

Vote Required

The approval of the 2016 Plan requires the affirmative vote, in person or by proxy, of the majority of votes cast for or against such proposal at the Annual Meeting. The members of our Board of Directors are eligible for awards under the 2016 Plan and thus have a personal interest in approval of the 2016 Plan.

The Board of Directors recommends that you vote “FOR” the approval of the 2016 Plan.

28

PROPOSAL 3:  ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Under Section 14A of the Exchange Act, our stockholders are allowed to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. The proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on the Company’s executive compensation. At our annual meeting of stockholders held on May 13, 2013, our stockholders voted to adopt the recommendation of our Board of Directors to include an advisory vote to approve executive compensation in our proxy materials every three years. It is anticipated that the next advisory vote to approve executive compensation and advisory vote to determine the frequency of future advisory votes on executive compensation will be presented at our annual meeting of stockholders held in 2019.

Because this is an advisory vote, this proposal is not binding upon the Company or our Board of Directors; however, the Board of Directors, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Board of Directors will evaluate whether any actions are necessary to address these concerns.

As described in detail under the heading “Executive Compensation,” we believe that the most effective compensation program is one that is designed to reward our executives for the achievement of our short-term and long-term strategic goals. When establishing total compensation for our named executive officers, our Board of Directors has the following objectives:

●	align our executive’s interest with that of our stockholders; and

●	provide our executives with reasonable and competitive compensation.

We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including Executive Compensation, the compensation tables and the accompanying narrative discussion, is hereby APPROVED.”

Vote Required

The approval of the advisory vote to approve executive compensation requires the affirmative vote, in person or by proxy, of the majority of votes cast for or against such proposal at the Annual Meeting. This is a non-binding advisory vote.

The Board of Directors recommends that you vote “FOR” the advisory vote to approve executive compensation.

29

PROPOSAL 4:   THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE AND CLARIFY THE RIGHTS OF THE BOARD OF DIRECTORS WITH RESPECT TO THE ISSUANCE OF PREFERRED STOCK

Our Board of Directors has approved, and recommends that our stockholders approve, an amendment to our Certificate of Incorporation, as amended, to increase the total number of shares of common stock authorized for issuance to 500,000,000 and clarify the rights of the Board of Directors with respect to the issuance of preferred stock. On March 28, 2016, our Board of Directors approved the form of amendment to our Certificate of Incorporation, subject to the approval by our stockholders.

Our Certificate of Incorporation, as amended, currently provides that we are authorized to issue 100,000,000 shares of common stock and 10,000,000 shares of preferred stock. The proposed amendment, if approved, would amend Article Fourth of the Certificate of Incorporation to provide that we are authorized to issue 500,000,000 shares of common stock. The proposed amendment would also clarify that, with respect to preferred stock, the Board of Directors has the authority to fix, by resolution, the voting powers (full, limited or no voting powers), designations, powers, preferences, and relative, participating, optional or other rights, if any, and any qualifications, limitations or restrictions thereof. However, the proposed amendment would not amend the number of shares of preferred stock that we are authorized to issue.

It is the judgment of our Board of Directors that the proposed amendment is in the best interest of the Company and its stockholders. The full text of the form of amendment to our Certificate of Incorporation is included as Appendix B.

Reasons for the Amendment

As of March 28, 2016, 50,017,826 shares of our common stock were issued and outstanding. If the 2016 Plan is approved by our stockholders, we will be required to reserve 15,000,000 authorized but unissued shares of common stock for issuance pursuant to awards granted under the 2016 Plan. In addition, we currently have approximately 39,700,000 shares of our common stock issuable upon the conversion of a convertible note or upon the exercise of outstanding stock options or warrants.

The Board of Directors is recommending an amendment to the Certificate of Incorporation to increase the total number of shares of our common stock authorized for issuance in order to maintain sufficient authorized but unissued and unreserved shares to (i) issue upon the conversion or exercise of our derivative securities, (ii) finance the development and operation of our business and (iii) meet other valid business needs as they arise. Such business needs may include equity or debt financings, acquisitions, adopting new or modifying current employee benefit plans and other proper corporate purposes identified by our Board of Directors in the future. If the proposed amendment is approved, the additional shares will be available for issuance from time to time in the discretion of our Board of Directors without further authorization or vote of our stockholders unless such authorization is required by Delaware law or any securities exchange on which shares of our common stock are then listed. The terms of any additional shares of common stock issued pursuant to the amendment, if approved, would be identical to those of our currently outstanding shares of common stock.

In addition, the amendment would clarify the powers of the Board of Directors with respect to the issuance of preferred stock. Our current Certificate of Incorporation provides that, with respect to the preferred stock, “[t]he powers, preferences and rights and the qualifications, limitations or restrictions thereof shall be determined by the Board of Directors.” The proposed amendment would revise this provision to clarify the full scope of powers that the Board of Directors would have with respect to the issuance of preferred stock, but would not substantively or materially change the Board of Directors’ current powers with respect to the issuance of preferred stock.

Other than the increase in the number of shares of common stock that we would be authorized to issue, the proposed amendment is not intended to modify the rights of our stockholders in any material respect.

Anti-Takeover Effects of the Proposed Amendment

The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could be issued (within limits imposed by applicable law) in one or more transactions in an effort to dilute the ownership of the person attempting to obtain control. Any such issuance of additional shares could have the effect of diluting the earnings per share and book value per share of our outstanding shares of common stock. However, the proposed amendment is not being recommended in response to any current effort of which we are aware to obtain control of the Company, and because Clifford Lerner, the Company’s President of The Grade, holds a majority of the outstanding shares of our common stock, such an effort would be unlikely to succeed even if the proposed amendment was not adopted.

Because we do not view the clarifications to the rights of the Board of Directors with respect to the issuance of preferred stock as substantively or materially modifying our Board of Directors’ current rights, we do not believe that the clarifications will result in an anti-takeover effect. However, pursuant to our current Certificate of Incorporation and our Certificate of Incorporation as it would be amended by the proposed amendment, our Board of Directors may issue shares of preferred stock in one or more series and fix the voting powers, preferences and the qualifications, limitations or restrictions of the preferred stock. Accordingly, our Board of Directors may issue shares of preferred stock with a preference over our common stock with respect to dividends or distributions on liquidation or dissolution, or that may otherwise adversely affect the voting or other rights of the holders of common stock. Issuances of preferred stock, depending upon the rights, preferences and designations of the preferred stock, may have the effect of delaying, deterring or preventing a change of control, even if that change of control might benefit our stockholders.

Vote Required

The approval of the Charter Amendment requires the affirmative vote, in person or by proxy, of the majority of votes cast for or against such proposal at the Annual Meeting.

The Board of Directors recommends that you vote “FOR” the approval of the Charter Amendment.

30

PROPOSAL 5:  THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Marcum LLP has served as the Company’s independent registered public accounting firm since April 24, 2015.  Previously, Ernst & Young LLP served as the Company’s independent registered public accounting firm from September 11, 2012 to April 24, 2015.

We expect that one or more representatives of Marcum LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. The Board of Directors has selected Marcum LLP as the Company’s principal independent registered public accounting firm for the fiscal year ending December 31, 2016.

The Board of Directors is asking stockholders to ratify the appointment of Marcum LLP. If our stockholders do not ratify the appointment of Marcum LLP at the Annual Meeting, the Board of Directors will consider other accounting firms for the fiscal year ending December 31, 2016.  The Board of Directors will be under no obligation, however, to appoint a new independent registered public accounting firm.

Change of Independent Registered Public Accounting Firm

As reported in our Current Report on Form 8-K filed with the SEC on April 30, 2015, our Board of Directors approved the engagement of Marcum LLP as our independent registered public accounting firm for the year ended December 31, 2015 and dismissed Ernst & Young LLP as our independent registered public accounting firm, in each case effective as of April 24, 2015.

During the years ended December 31, 2013 and 2014 and for the period January 1, 2015 through April 24, 2015, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or audit scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in its reports with respect to the Company’s consolidated financial statements for such periods.

During the years ended December 31, 2013 and 2014 and for the period January 1, 2015 through April 24, 2015, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that for each of the years ended December 31, 2013 and 2014, the Company did not maintain effective internal control over financial reporting because of the effect of the following material weakness: the Company did not have an independent audit committee in place, which would have provided oversight of the Company’s officers, operations and financial reporting function.

During the years ended December 31, 2013 and 2014 and for the period January 1, 2015 through April 24, 2015, neither the Company nor anyone on its behalf consulted with Marcum LLP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Marcum LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, audit or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of Ernst & Young LLP on the Company’s consolidated financial statements for the years ended December 31, 2013 and 2014 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Vote Required

The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 requires the affirmative vote, in person or by proxy, of the majority of votes cast for or against such proposal at the Annual Meeting.

The Board of Directors recommends that you vote “FOR” the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

31

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Marcum LLP has served as the Company’s independent registered public accounting firm since April 24, 2015.  Previously, Ernst & Young LLP served as the Company’s independent registered public accounting firm from September 11, 2012 to April 24, 2015.

Fees Paid to Independent Registered Public Accounting Firm

The following table shows the aggregate fees billed to us by Marcum LLP for professional services rendered in 2015 and by Ernst & Young LLP for professional services rendered in 2014:

	2015	2014
Audit Fees	$172,500	$345,000
Audit-Related Fees	--	10,000
Tax Fees	28,500	78,000
All Other Fees	--	--
Total Fees	$201,000	$433,000

Audit Fees. Audit fees for 2015 and 2014 consisted of fees related to the audit and review of our consolidated financial statements, review of our interim consolidated financial statements, review of certain financial statements and consents related to registration statements. We incurred audit fees of $172,500 and $345,000 for 2015 and 2014, respectively.

Audit-Related Fees. We incurred fees of $0 and $10,000 related to the review of, and issuance of consents related to, registration statements for 2015 and 2014, respectively.

Tax Fees. We incurred tax fees of $28,500 and $78,000 related to tax compliance, general tax advice, tax planning and tax audit support services for 2015 and 2014, respectively.

All Other Fees. There were no other service fees for 2015 or 2014.

Approval of Independent Registered Public Accounting Firm Services and Fees

The SEC requires that before our independent registered public accounting firm is engaged by us to render any audit or permitted non-audit related service, the engagement be either: (i) approved by our audit committee or (ii) entered into pursuant to pre-approval policies and procedures established by the audit committee; provided that the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

We do not have an audit committee.  Our Board of Directors pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees for 2015 and 2014 were pre-approved by our Board of Directors.

32

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Annual Meeting.  If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC.  The information incorporated by reference is deemed to be a part of this Proxy Statement, except to the extent any information is superseded by this Proxy Statement.

Our Annual Report on Form 10-K for the year ended December 31, 2015, along with financial statements and related notes thereto (the “Form 10-K”), which was filed with the SEC on March 10, 2016 and contains important information about the Company, is hereby incorporated by reference into this Proxy Statement.  A copy of the Form 10-K is included within the Annual Report delivered with this Proxy Statement.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Proxy Statement modifies or supersedes the statement.  Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to the rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to the attention of the Chief Executive Officer and Chief Financial Officer of Snap Interactive, Inc. at 320 West 37th Street, 13th Floor, New York, NY 10018.  The proposal must be received no later than December 15, 2016.

Stockholders wishing to submit proposals to be presented directly at our next annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our By-Laws, and applicable law concerning stockholder proposals.  To be timely in connection with our next annual meeting, a stockholder proposal concerning business other than director nominations must be received by the Company at its principal executive offices between January 16, 2017 and February 15, 2017.  To be timely in connection with our next annual meeting, a stockholder proposal concerning director nominations must be received by the Company at its principal executive offices between January 16, 2017 and February 15, 2017.  The chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and our By-Laws.

A copy of the Company’s 2015 Annual Report on Form 10-K (and any exhibits thereto) is available without charge upon written request to Snap Interactive, Inc., Attention: Wilmary Soto-Guignet, Financial Reporting, 320 West 37th Street, 13th Floor, New York, NY 10018.

33

APPENDIX A

Snap Interactive, Inc. 2016 Long-Term Incentive Plan

The Snap Interactive, Inc. 2016 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Snap Interactive, Inc., a Delaware corporation (the “Company”), on March 28, 2016 (the “Board Approval Date”), subject to approval by the Company’s stockholders (the date the stockholder’s approve the Plan referred to herein as the “Effective Date”).

ARTICLE 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key employees, key contractors and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, whether granted singly, or in combination, or in tandem, that will

(a)           increase the interest of such persons in the Company’s welfare;

(b)           furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c)           provide a means through which the Company may attract able persons as Employees, Contractors and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1           “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, and any other applicable law, rule or restriction.

2.2          “Authorized Officer” is defined in Section 3.2(b) hereof.

2.3           “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.4           “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.5           “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.6           “Board” means the board of directors of the Company.

A-1

2.7           “Change in Control” means any of the following, except as otherwise provided herein: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of 50% or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than 50% of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.10, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.8           “Claims” means any claim, liability or obligation of any nature, arising out of or relating to this Plan or an alleged breach of this Plan, or an Award Agreement.

2.9           “Code” means the Internal Revenue Code of 1986, as amended.

2.10         “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.11         “Common Stock” means the common stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.12         “Company” means Snap Interactive, Inc., a Delaware corporation, and any successor entity.

2.13         “Continuing Directors” is defined in Section 2.8 hereof.

2.14         “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.15         “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.16         “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.17         “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.18         “Employee” means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.19         “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

A-2

2.20         “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.21         “Exercise Date” is defined in Section 8.3(b) hereof.

2.22         “Exercise Notice” is defined in Section 8.3(b) hereof.

2.23         “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the National Association of Securities Dealer, Inc.’s OTC Bulletin Board or Pink OTC Markets, Inc. (previously known as the National Quotation Bureau, Inc.), or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.24         “Immediate Family Members” is defined in Section 15.8 hereof.

2.25         “Incentive” is defined in Section 2.3 hereof.

2.26         “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.27         “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.

2.28         “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.29         “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.30         “Other Award” means an Award issued pursuant to Section 6.8 hereof.

2.31         “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.32         “Participant” means an Employee, Contractor or Outside Director to whom an Award is granted under this Plan.

2.33         “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.34         “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

2.35         “Plan” means this Snap Interactive, Inc. 2016 Long-Term Incentive Plan, as amended from time to time.

2.36         “Prior Plan Awards” means (i) any awards under the Prior Plan that are outstanding on the Effective Date, and that, on or after the Effective Date, are forfeited, expire or are canceled; and (ii) any shares subject to awards relating to Common Stock under the Prior Plan that, on or after the Effective Date, are settled in cash.

2.37         “Prior Plan” means the Snap Interactive, Inc. Amended and Restated 2011 Long-Term Incentive Plan effective as of May 24, 2011.

A-3

2.38         “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.39         “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.40         “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.5 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.41         “Restriction Period” is defined in Section 6.4(b)(i) hereof.

2.42         “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

2.43         “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.44         “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.45         “Spread” is defined in Section 12.4(b) hereof.

2.46         “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.47         “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.48         “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.48, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.49         “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.49, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

A-4

ARTICLE 3

ADMINISTRATION

3.1         General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2         Designation of Participants and Awards.

(a)           The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b)           Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Nonqualified Stock Options, Incentive Stock Options or SARs will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Nonqualified Stock Options, Incentive Stock Options or SARs; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Nonqualified Stock Options, Incentive Stock Options or SARs, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Nonqualified Stock Options, Incentive Stock Options or SARs, and (z) not authorize an officer to designate himself as a recipient of any Nonqualified Stock Options, Incentive Stock Options or SARs.

3.3         Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements (ii) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

A-5

ARTICLE 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5

SHARES SUBJECT TO PLAN

5.1         Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12 and subject to increase by any Prior Plan Awards eligible for reuse pursuant to Section 5.2, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is fifteen million (15,000,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is seven million (7,000,000) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2         Reuse of Shares. To the extent that any Award under this Plan or any Prior Plan Award shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or Prior Plan Award so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6

GRANT OF AWARDS

6.1         In General.

(a)           The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award that is an Incentive Stock Option granted pursuant to this Plan must be granted within ten (10) years of the Board Approval Date. The Plan shall be submitted to the Company’s stockholders for approval at the first stockholder meeting after the Board Approval Date; and no Awards may be granted under the Plan prior to the time of stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

A-6

(b)           If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c)           Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2         Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock must be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3           Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4         Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a)           Legend on Shares. Each Participant who is awarded or receives Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.9 of the Plan.

(b)           Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i)           Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

A-7

(ii)           Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii)           The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv)           Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5         SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6         Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. The grant of a Restricted Stock Unit may provide that the holder may be paid for the value of the Restricted Stock Unit either in cash or shares of Common Stock or a combination thereof. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

A-8

6.7         Performance Awards.

(a)           The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, events that are of an unusual nature or indicate infrequency of occurrence, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established. In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b)           Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

(c)           Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $5,000,000, and if such Performance Awards involve the issuance of shares of Common Stock, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award. In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

6.8         Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant; provided that the terms and conditions shall comply with Section 409A of the Code, if applicable. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award, provided, however, that in no event may a Dividend Equivalent Right be settled prior to the date that such other Award is vested.

A-9

6.9         Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10      Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) events that are of an unusual nature or indicate infrequency of occurrence, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11       Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

6.12      Recoupment for Restatements. Notwithstanding any other language in this Plan to the contrary, the Company may recoup all or any portion of any shares or cash paid to a Participant in connection with an Award, in the event of a restatement of the Company’s financial statements as set forth in the Company’s clawback policy, if any, approved by the Company’s Board from time to time.

ARTICLE 7

AWARD PERIOD; VESTING

7.1         Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2         Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

A-10

ARTICLE 8

EXERCISE OR CONVERSION OF INCENTIVE

8.1         In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2         Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3         Exercise of Stock Option.

(a)           In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b)           Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the “Exercise Notice”) and the date of exercise thereof (the “Exercise Date”) with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased (plus any employment tax withholding or other tax payment due with respect to such Award), payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 8.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

(c)           Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant’s Stock Option in the event of his death) at its principal business office promptly after the Exercise Date; provided that if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(e)           Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

A-11

8.4         SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of an Exercise Notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the Exercise Date, which with respect to any SAR shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to any employment tax withholding or other tax payment due with respect to such SAR. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(i)            cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(ii)           that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(iii)          the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5         Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10

TERM

The Plan shall be effective from the Effective Date. Unless sooner terminated by action of the Board, the Plan will terminate on the tenth anniversary of the Effective Date, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

A-12

ARTICLE 11

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1       No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2        Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3        Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4        Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a)           giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

A-13

(b)           in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c)           An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the incentives in substitution for which they are granted.

ARTICLE 15

MISCELLANEOUS PROVISIONS

15.1        Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2        No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3        Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation to the fullest extent provided by law. Except to the extent required by any unwaiveable requirement under applicable law, no member of the Board or the Committee (and no Subsidiary of the Company) shall have any duties or liabilities, including without limitation any fiduciary duties, to any Participant (or any Person claiming by and through any Participant) as a result of this Plan, any Award Agreement or any Claim arising hereunder and, to the fullest extent permitted under applicable law, each Participant (as consideration for receiving and accepting an Award Agreement) irrevocably waives and releases any right or opportunity such Participant might have to assert (or participate or cooperate in) any Claim against any member of the Board or the Committee and any Subsidiary of the Company arising out of this Plan.

A-14

15.4        Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5        Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6        Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the vesting or exercise of the Award, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; (iv) if the Company, in its sole discretion, so consents in writing, arrange for the sale of a number of shares to be delivered upon the exercise or vesting of the Award (on the Participant’s behalf and at his or her direction pursuant to a written authorization) with an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (v) any combination of (i), (ii), (iii), or (iv). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.7        Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

A-15

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.7.

15.8        Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.9        Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Snap Interactive, Inc. 2016 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in New York, New York. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.10     Governing Law. The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of New York (excluding any conflict of laws, rule or principle of New York law that might refer the governance, construction, or interpretation of this Plan to the laws of another state). A Participant’s sole remedy for any Claim shall be against the Company, and no Participant shall have any claim or right of any nature against any Subsidiary of the Company or any stockholder+ or existing or former director, officer or Employee of the Company or any Subsidiary of the Company. The individuals and entities described above in this Section 15.10 (other than the Company) shall be third-party beneficiaries of this Plan for purposes of enforcing the terms of this Section 15.10.

A copy of this Plan shall be kept on file in the principal office of the Company in New York, New York.

***************

A-16

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of March 28, 2016, by its Chief Executive Officer pursuant to prior action taken by the Board.

SNAP INTERACTIVE, INC.

By:	/s/ Alex Harrington
Alex Harrington, Chief Executive Officer

A-17

APPENDIX B

Form of Certificate of Amendment to

Certificate of Incorporation

Snap Interactive, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify that:

1.           The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Certificate of Incorporation, as amended, to increase the total number of shares of common stock authorized for issuance to 500,000,000 and clarify the rights of the Board of Directors with respect to the issuance of preferred stock, (ii) declaring such amendment to be advisable and (iii) directing that the appropriate officers of the Corporation solicit the approval of the Corporation’s stockholders for such amendments at an annual meeting of stockholders.

2.           Upon this Certificate of Amendment becoming effective, Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

FOURTH: The total number of shares of stock which the Corporation is authorized to issue is five hundred million (500,000,000) shares of common stock, par value $0.001, and ten million (10,000,000) shares of preferred stock, par value $0.001.

The powers, preferences and rights of the common stock and the qualifications, limitations or restrictions thereof shall be determined by the Board of Directors.

Shares of preferred stock may be issued from time to time in one or more series. The Board of Directors is authorized to provide by resolution or resolutions from time to time for the issuance, out of the authorized but unissued shares of preferred stock, of all or any of the shares of preferred stock in one or more series, and to establish the number of shares to be included in each such series, and to fix the voting powers (full, limited or no voting powers), designations, powers, preferences, and relative, participating, optional or other rights, if any, and any qualifications, limitations or restrictions thereof, of such series, including, without limitation, that any such series may be (i) subject to redemption at such time or times and at such price or prices, (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of capital stock, (iii) entitled to such rights upon the liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation or (iv) convertible into, or exchangeable for, shares of any other class or classes of capital stock, or of any other series of the same class of capital stock, of the Corporation at such price or prices or at such rates and with such adjustments; all as may be stated in such resolution or resolutions, which resolution or resolutions shall be set forth on a certificate of designations filed with the Secretary of State of the State of Delaware in accordance with Delaware Law.

3.             This Certificate of Amendment has been duly approved by the Board of Directors of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.             This Certificate of Amendment has been duly approved by the holders of the requisite number of shares of capital stock of the Corporation, in accordance with the applicable provisions of Sections 216 and 242 of the General Corporation Law of the State of Delaware and the applicable provisions of the Certificate of Incorporation.

5.             This Certificate of Amendment shall become effective when it is filed with the Secretary of State of the State of Delaware.

[ Remainder of Page Intentionally Left Blank ]

B-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [__]th day of May 2016.

SNAP INTERACTIVE, INC.,
a Delaware corporation

By:
Alexander Harrington
Chief Executive Officer and Chief Financial Officer

B-2

PRELIMINARY COPY

FORM OF PROXY

SNAP INTERACTIVE, INC.

320 West 37th Street, 13th Floor

New York, New York 10018

(212) 594-5050

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 16, 2016

The undersigned hereby appoints James Supple and Wilmary Soto-Guignet, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all the shares of common stock of Snap Interactive, Inc. (the “Company”), held of record by the undersigned on March 28, 2016, at the Annual Meeting of Stockholders to be held on May 16, 2016 at 9:00 a.m. Eastern Time, at the offices of Haynes and Boone, LLP located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112, and all adjournment(s) and postponement(s) thereof, and hereby revokes all previously executed proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 16, 2016:

Our Proxy Statement and 2015 Annual Report are available at:

http://www.snap-interactive.com/investor-relations/annual-reports/

INSTRUCTIONS: PLEASE INDICATE A SELECTION BY PLACING AN “X” IN THE APPROPRIATE BOXES BELOW:

1.	ELECTION OF DIRECTORS (to serve until 2017).
	Neil Foster	☐ FOR the nominee
☐ WITHHOLD AUTHORITY for the nominee

	Dr. Steven Fox	☐ FOR the nominee
☐ WITHHOLD AUTHORITY for the nominee

	Alexander Harrington	☐ FOR the nominee
☐ WITHHOLD AUTHORITY for the nominee

	Judy Krandel	☐ FOR the nominee
☐ WITHHOLD AUTHORITY for the nominee

	Clifford Lerner	☐ FOR the nominee
☐ WITHHOLD AUTHORITY for the nominee

2.	APPROVAL OF THE SNAP INTERACTIVE, INC. 2016 LONG-TERM INCENTIVE PLAN.
☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.
☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE AND CLARIFY THE RIGHTS OF OUR BOARD OF DIRECTORS WITH RESPECT TO THE ISSUANCE OF PREFERRED STOCK.
☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
☐ FOR	☐ AGAINST	☐ ABSTAIN

 PLEASE READ, COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

 PRELIMINARY COPY

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) and postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

Please sign as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Dated:	,	2016

Signature

Signature (if held jointly)